SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exhange Act of 1934


                                 September 15, 2006
                        (Date of earliest event reported)



                            THE TOPPS COMPANY, INC.
             (Exact name of registrant as specificed in its charter)

                                    Delaware
                  (State or other jurisdiction of corporation)

                                   001-15817
                             (Commission File No.)

                                   11-2849283
                      (I.R.S. Employer Identifcation No.)

                       One Whitehall, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                                 (212) 376-0300
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD


Topps reported that it received a Nasdaq Staff Deficiency Letter on September 12, 2006 related to a reduction in audit committee membership on August 25, 2006 which occured when one of the Company's former directors and audit committee members was not reelected to the Board as a result of his not being nominated for reelection pursuant to a settlement with the Topps Full Value Committee. This deficiency was remedied on September 15, 2006 with the election by Topp's Board of Directors of Arnaud Ajdler as a member of the Company's audit committee.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        (d) Exhibits.

                99.1  Press Release dated September 15, 2006

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 15, 2006                       THE TOPPS COMPANY, INC.
                                                Registrant


                                                By: s/ Catherine K. Jessup
                                                ---------------------------
                                                       Catherine K. Jessup
                                                Vice President CFO & Treasurer

EXHIBIT INDEX

Exhibit
 Number             Description

99.1    Press Release dated September 15, 2006